UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, AR	72211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 748-4491

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 26, 2015, Communications Sales & Leasing, Inc. (“CS&L”) entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Windstream Holdings, Inc. and its subsidiary Windstream Services, LLC (collectively, “Windstream”). The Separation Agreement was entered into in connection with Windstream’s previously announced spin-off of CS&L, which is more fully described in the information statement, dated March 26, 2015, filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Information Statement”). The Separation Agreement contains the key provisions relating to the separation of CS&L’s business from Windstream. It also contains other agreements that govern certain aspects of CS&L’s relationship with Windstream that will continue after the spin-off. A summary of the material terms of the Separation Agreement is set forth in the Information Statement under “Our Relationship with Windstream Following the Spin-Off – Separation and Distribution Agreement,” and is incorporated by reference herein. The description is qualified in its entirety by the agreement filed with this Current Report on Form 8-K as Exhibit 2.1, which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On March 26, 2015, Windstream issued a press release relating to the separation of CS&L’s business from Windstream. A copy of the press release is attached hereto as Exhibit 99.2. The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (the “Commission”) nor incorporated by reference into any registration statement filed by CS&L under the Securities Act of 1933, as amended.

Item 8.01	Other Events

CS&L previously filed with the Commission a registration statement on Form 10, initially filed on October 24, 2014 (as amended, the “Registration Statement”), relating to the distribution by Windstream of at least 80.1% of the outstanding shares of common stock of CS&L to the stockholders of Windstream Holdings, Inc. On March 26, 2015, the Registration Statement was declared effective by the Commission. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding CS&L’s business and management.

The final Information Statement is attached hereto as Exhibit 99.1. Windstream has made the Information Statement publicly available and intends to begin mailing it to stockholders on or about March 31, 2015.

Cautionary Statement Regarding Forward Looking Statements

CS&L claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the completion of the transaction, the effective date of the distribution and other transaction dates, the expected benefits of the transaction, and the pro forma dividend for each company. Such statements are based on estimates, projections, beliefs, and assumptions that CS&L believes are reasonable but are not guarantees of future events and results. Actual future events and results of CS&L may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Factors that could cause actual results to differ materially from those contemplated in CS&L’s forward-looking statements include, among others: (i) risks related to the anticipated timing of the proposed separation, the expected tax treatment of the proposed transaction, the ability of each of Windstream (post-spin) and CS&L to conduct and expand their respective businesses following the proposed spinoff, the ability of Windstream to reduce its debt by the currently-anticipated amounts, and the diversion of management’s attention from regular business concerns; (ii) the risk that the conditions to the spin-off, including financing of the transaction, are not satisfied; and (iii) those additional factors set forth under “Risk Factors” in the Information Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of March 26, 2015, by and among Windstream Holdings, Inc., Windstream Services, LLC and Communications Sales & Leasing, Inc.

99.1	Information Statement of Communications Sales & Leasing, Inc., dated March 26, 2015

99.2	Press Release, dated March 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2015	COMMUNICATIONS SALES & LEASING, INC.

	By:	/s/ Kenneth Gunderman
		Name:	Kenneth Gunderman
		Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of March 26, 2015, by and among Windstream Holdings, Inc., Windstream Services, LLC and Communications Sales & Leasing, Inc.

99.1	Information Statement of Communications Sales & Leasing, Inc., dated March 26, 2015

99.2	Press Release, dated March 26, 2015